UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2020

MERUS N.V.

(Exact name of registrant as specified in its charter)

The Netherlands	001-37773	Not Applicable
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Yalelaan 62

3584 CM Utrecht

The Netherlands

(Address of principal executive offices) (Zip Code)

+31 85 016 2500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, €0.09 nominal value per share	MRUS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 30, 2020, Merus N.V. (the “Company”) held its annual general meeting of shareholders (the “Annual Meeting”). For all proposals other than Proposal 2, a total of 24,131,512 common shares were present or represented by proxy at the Annual Meeting, representing approximately 83.1% of the Company’s outstanding common stock as of the June 2, 2020 record date. For Proposal 2, a total of 24,899,239 common shares were present or represented by proxy at the Annual Meeting, representing approximately 85.7% of the Company’s outstanding common stock as of the June 2, 2020 record date.

The following are the voting results for the proposals considered and voted upon at the Annual Meeting, all of which were described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 2, 2020.

Proposal 1 - Adoption of Dutch statutory annual accounts for the financial year 2019:

For	Against	Abstain	Broker Non-Votes
24,128,562	2,200	750	767,727

Proposal 2 - Appointment of the external auditor for the financial year 2020 for purposes of Dutch law:

For	Against	Abstain	Broker Non-Votes
24,881,969	12,900	4,370	—

Proposal 3 - Release of each member of our board of directors from liability for the exercise of their duties:

For	Against	Abstain	Broker Non-Votes
24,120,835	7,398	3,279	767,727

Proposal 4 - Re-appointment of Mark Iwicki as non-executive director:

For	Against	Abstain	Broker Non-Votes
19,709,751	4,419,556	2,205	767,727

Proposal 5 - Re-appointment of Gregory D. Perry as non-executive director:

For	Against	Abstain	Broker Non-Votes
24,126,801	4,545	166	767,727

Proposal 6 - Appointment of Paolo Pucci as non-executive director:

For	Against	Abstain	Broker Non-Votes
24,126,601	4,020	891	767,727

Proposal 7 - Approval of the amendment of the terms applicable to options granted under the Company’s 2010 employee option plan to remove the pre-defined windows during which such options may be exercised:

For	Against	Abstain	Broker Non-Votes
24,121,864	5,366	4,282	767,727

Proposal 8 - Granting authorization to acquire shares (or depository receipts for such shares) in the Company’s capital:

For	Against	Abstain	Broker Non-Votes
24,123,450	5,825	2,237	767,727

Proposal 9 - Approval of the amendment of the Company’s Non-Executive Director Compensation Program (“NED Program”) to remove the limit on the number of shares that may be awarded to a non-executive director for initial and annual awards under the NED Program. The number of shares subject to such awards will continue to be determined by the grant date fair value set forth in the NED Program:

For	Against	Abstain	Broker Non-Votes
22,518,705	1,611,394	1,413	767,727

Based on the foregoing votes, the shareholders elected Paolo Pucci as a non-executive director and re-elected Mark Iwicki and Gregory Perry as non-executive directors, each to serve until the 2024 annual general meeting of shareholders of the Company, and approved Proposals 1, 2, 3, 7, 8 and 9.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERUS N.V.

Date: July 6, 2020	By:	/s/ Sven A. Lundberg
	Name:	Sven (Bill) Ante Lundberg, M.D.
	Title:	President, Chief Executive Officer and Principal Financial Officer